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                                                            Exhibit No. 23.01



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 1998 included in Mastech Corporation's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.

Pittsburgh, Pennsylvania                        /s/ Arthur Andersen LLP
January 22, 1999                                    Arthur Andersen LLP